Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual report of National Investment Managers Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John Davis, Chief Financial of the Company, certify, pursuant to 18 U.S.C.
section 906 of the Sarbanes-Oxley Act of 2002, that:

      (3) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (4) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 30, 2007                    By: /s/ John Davis
                                            ------------------------------------
                                            John Davis
                                            President and Chief Financial
                                            Officer (Principal Accounting and
                                            Financial Officer)